UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004 (July 29, 2004)

HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

            On July 29, 2004, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99	Press release issued by Horizon Offshore, Inc. on July 29, 2004 announcing the results of the Company's 2004 annual meeting of stockholders.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp Executive Vice President and Chief Financial Officer

Dated: August 2, 2004